UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

ATARA BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 900 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

On February 18, 2022, Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”), announced that it had been informed by its collaborator Memorial Sloan Kettering Cancer Center (“MSK”), the holder of the investigational new drug application for ATA2271, a next-generation, autologous chimeric antigen receptor T-cell therapy program targeting mesothelin, that (i) on February 15, 2022, MSK notified the U.S. Food and Drug Administration (the “FDA”) of the occurrence of a fatal serious adverse event (SAE) associated with a patient treated in MSK’s ongoing Phase 1, open label, single-arm, dose-escalation study (NCT04577326) for patients with malignant pleural mesothelioma (the “Study”) and (ii) MSK voluntarily paused enrollment of new patients in the Study pending further investigation and review of the event by MSK and MSK’s Institutional Review Board. The FDA has notified MSK of its agreement with MSK’s decision to voluntarily pause enrollment of new patients in the Study and requested additional information regarding the event. MSK and the investigator are in the process of further evaluating the occurrence, including the extent of the relationship of such event to ATA2271 and any potential changes to the patient informed consent form and/or clinical trial protocol.

Forward-looking Statements

This Current Report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those relating to ATA2271 and the Study. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021, and in other documents that the Company files from time to time with the SEC, including but not limited to its Quarterly Reports on Form 10-Q. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Amar Murugan
Amar Murugan
Senior Vice President, General Counsel

Dated: February 18, 2022

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